IDEX Mutual Funds
IDEX Protected Principal Stock

Supplement dated June 25, 2002 to Prospectus dated March 29, 2002, as previously supplemented May 24, 2002


The Initial Offering Period for the Fund runs from April 15, 2002 through June 27, 2002. The Investment Date is July 1, 2002. After the Investment Date, the Fund will be closed to new investment and will not have a subsequent Offering Period, as described under the sub-heading "Offering Period," until further notice. Future Offering Periods, if any, will be announced, as they become available.






















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